                   PROSPECTUS SUPPLEMENT DATED APRIL 18, 2006
             TO THE CLASS A, CLASS C AND INSTITUTIONAL CLASS SHARES
                         PROSPECTUS DATED MARCH 1, 2006
                                (THE PROSPECTUS")

                        AMERICAN INDEPENDENCE FUNDS TRUST
                        NESTEGG DOW JONES U.S. 2010 FUND
                        NESTEGG DOW JONES U.S. 2015 FUND
                        NESTEGG DOW JONES U.S. 2020 FUND
                        NESTEGG DOW JONES U.S. 2030 FUND
                        NESTEGG DOW JONES U.S. 2040 FUND
                                  (THE "FUNDS")

      Effective immediately, the first paragraph following the sub-section entitled "Major policies/limits" for each Fund found on page 4 for the NestEgg Dow Jones U.S. 2010 Fund, page 9 for the NestEgg Dow Jones U.S. 2015 Fund, page 14 for the NestEgg Dow Jones U.S. 2020 Fund, page 19 for the NestEgg Dow Jones U.S. 2030 Fund and page 24 for the NestEgg Dow Jones U.S. 2040 Fund is hereby replaced with the following:

      Under normal circumstances, the Fund allocates at least 4% of its assets to each of the major asset classes (stocks, bonds and cash). However, the Fund may temporarily fall below the 4% requirement due to fluctuations in allocations within an index, market conditions and large cash inflows or redemptions.


               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE